EXHIBIT 10.6

FORM OF AMENDMENT TO SENIOR MANAGEMENT AGREEMENT
THIS AMENDMENT TO THE SENIOR MANAGEMENT AGREEMENT (this “Amendment”), effective as of [●], is made by and among Maravai Life Sciences Holdings, LLC, a Delaware limited liability company (the “Company”), [●]1 (“Employer”), [●] (“Executive”), GTCR Fund XI/B LP, a Delaware limited partnership (“Fund XI/B”), GTCR/Maravai Splitter LP, a Delaware limited partnership (“Splitter”), and GTCR Co-Invest XI LP, a Delaware limited partnership (“GTCR Co-Invest” and together with Fund XI/B and Splitter, the “Majority Holders”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement (as defined below).
RECITALS
WHEREAS, the Company, Employer and Executive are parties to that certain Senior Management Agreement, dated as of [●], as amended from time to time (the “Agreement”).
WHEREAS, the Company, Employer, Executive and the Majority Holders, pursuant to their authority under Section [12]2[10]3(k) of the Agreement, desire to effect an amendment to the Agreement to (i) remove the employment-related provisions and (ii) deem the Performance-Vesting Executive Incentive Units 100% vested.
NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:
AGREEMENTS
1.Defined Terms. All terms not defined herein shall have the meanings ascribed to such terms in the Agreement.
2.Employment. The Agreement is hereby amended such that Sections [7 through 9]4[5 through 7]5, inclusive, thereof are hereby terminated and of no further force or effect. Upon such termination, none of the Company, Employer, or Executive shall have any obligation or liability under or in respect of such sections except as may be set forth in that certain Employment Agreement, dated as of [●], by and among Executive, [Employer]6, and Maravai LifeSciences Holdings, Inc., a Delaware corporation. Nothing set forth in this Amendment shall be deemed a termination of Executive’s employment with Employer.
3.Performance Vesting Units. The conditions to the vesting of the Performance-Vesting Executive Incentive Units set forth in Section 2(b)(ii) of the Agreement are hereby deemed satisfied and, as of the date hereof, the Performance-Vesting Executive Incentive Units are deemed 100% vested.
4.Future Amendments. The Agreement is hereby amended such that the provisions of the Agreement may be amended and waived by the prior written consent of only the Company and Executive.
5.Applicable Law. This Amendment shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to such state’s laws concerning conflicts
1 Maravai Life Sciences, Inc. or applicable employing subsidiary to be inserted.
2 Applicable to Form of Senior Management Agreement (Capital Units and Incentive Units)
3 Applicable to Form of Senior Management Agreement (Incentive Units)
4 Applicable to Form of Senior Management Agreement (Capital Units and Incentive Units)
5 Applicable to Form of Senior Management Agreement (Incentive Units)
6 Applicable employing subsidiary of Maravai Life Sciences, Inc. to be inserted.

of laws. In the event of a conflict between any provisions of this Amendment and any nonmandatory provisions of the Delaware Act, the provision of this Amendment shall control and take precedence.
6.Severability of Provisions. Each provision of this Amendment shall be deemed severable, and if any part of any provision is held to be illegal, void, voidable, invalid, nonbinding or unenforceable in its entirety or partially as to any party, for any reason, such provision may be changed, consistent with the intent of the parties hereto, to the extent reasonably necessary to make the provision, as so changed, legal, valid, binding and enforceable. If any provision of this Amendment is held to be illegal, void, voidable, invalid, nonbinding or unenforceable in its entirety or partially or as to any party, for any reason, and if such provision cannot be changed consistent with the intent of the parties hereto to make it fully legal, valid, binding and enforceable, then such provision shall be stricken from this Amendment, and the remaining provisions of this Amendment shall not in any way be affected or impaired, but shall remain in full force and effect.
7.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Senior Management Agreement as of the date first written above.
MARAVAI LIFE SCIENCES HOLDINGS, LLC
By:
Name:
Its:
MARAVAI LIFE SCIENCES, INC.
By:
Name:
Its:

[Executive]

GTCR FUND XI/B LP
By:    GTCR Partners XI/B LP
Its:    General Partner
By:    GTCR Investment XI LLC
Its:    General Partner
GTCR/MARAVAI SPLITTER LP
By:    GTCR Partners XI/B LP
Its:    General Partner
By:    GTCR Investment XI LLC
Its:    General Partner
By:
Name:
Its:
GTCR CO-INVEST XI LP
By    GTCR Investment XI LLC
Its:    General Partner
By:
Name:
Its:

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